UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2022

Stem Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55751	61-1794883
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2201 NW Corporate Blvd, Suite 205 Boca Raton, FL 33431	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 237-2931

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock par value $0.001	STMH	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On March 28, 2022, Steven Hubbard submitted his resignation as an officer of the Company with immediate effect. Mr. Hubbard submitted his resignation to pursue other interests. On March 30, 2022, the Company’s board of directors accepted Mr. Hubbard’s resignation and expressed its appreciation for the services he provided to the Company.

Concurrent with Mr. Hubbard’s resignation, the board appointed Matthew J. Cohen as Chief Executive Officer, Chief Financial Officer and a Director of the Company, all with immediate effect. The following is Mr. Cohen’s biography:

Matthew J. Cohen (63)

Matthew Cohen co-founded Stem Holdings, Inc. in 2016 and has been an independent consultant to the Company for the last five years. On March 30, 2022, Mr. Cohen was appointed Chief Executive Officer, Chief Financial Officer and a director of the Company; all titles of which he currently serves. Mr. Cohen has over 38 years of experience serving in corporate leadership roles, investing capital, structuring, and funding public/private partnerships, and providing strategic advisory services to companies throughout the U.S., Europe, Asia and Latin America. Specifically, Mr. Cohen has held the titles of Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Recovery Officer, President, Vice President, and Secretary and has extensive experience in business combinations and valuations, mergers and acquisitions, reverse mergers, revenue recognition, equity-based compensation, initial public offerings, secondary offerings, debt offerings and REIT compliance. He is also knowledgeable regarding the requirements of the Sarbanes-Oxley Act of 2002, including internal controls and Section 404 thereof, as well as the significant issues facing SEC registrants. In addition to being a senior executive of other publicly traded companies, he served on many publicly traded company boards and as Chairman of the Audit Committee for several companies. His experience spans a variety of industries including diagnostic services, aerospace, benefits and services company, consumer retail, biotech and he previously worked in the Investment Banking Division at Oppenheimer & Co. as an Analyst. Mr. Cohen has a B.B.A. degree in Accounting from New Paltz State University, New York (1980) and in that same year, was the recipient of the school’s annual scholar athlete award. He is a member of the American Institute of Certified Public Accountants (AICPA).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stem Holdings, Inc.

By:	/s/ Matthew J. Cohen
Name:	Matthew J. Cohen
Title:	Chief Executive Officer

Dated: April 04, 2022